Exhibit 10.38
REDACTED - OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Addendum
to
Distributor Agreement AVDIST1-021001

This Addendum shall be effective as of the date of signature by Avaya and is by and between Avaya Inc. (“Avaya”), ScanSource, Inc. d/b/a Catalyst Telecom (“ScanSource”), and Netpoint International, Inc. d/b/a ScanSource Latin America (“Netpoint”), a wholly-owned subsidiary of ScanSource.

WHEREAS, Avaya and ScanSource are parties to a certain distributor agreement, No. AVDIST1-021001 dated *****, with an addendum dated ***** and amendments dated *****, *****, *****, and ***** (together, the “Agreement”);

WHEREAS, the parties wish to extend the territory covered by the Agreement to the Caribbean and Latin America (the “CALA Territory”, as more specifically described on Attachment 1);

WHEREAS, This Addendum incorporates all the terms and conditions of the Agreement. Capitalized terms used in this Addendum but not defined will have the meanings given them in the Agreement.

THEREFORE, the parties agree as follows:

1. *****

2. *****

3. *****

4. *****

5. *****

6. *****

7. *****

8. *****

9. *****

By:    Avaya Inc.                By:    ScanSource, Inc.
Name:    Roberto Brossa                Name:    Mike Ferney
Title:    Marketing Leader Americas        Title:    VP of Merchandising
Date:    *****                    Date:    *****

By:    Netpoint International, Inc.
(d/b/a ScanSource Latin America)
Name:    Elias Botbol
Title:    President
Date:    *****

DISTRIBUTOR AGREEMENT
ATTACHMENT 1
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DISTRIBUTOR AGREEMENT
ATTACHMENT 2

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